Exhibit 99.1
FOR IMMEDIATE RELEASE

Ultimate Reports Q2 2012 Financial Results

•	Record Q2 Recurring Revenues of $64.6 Million, Up by 24%

•	Record Q2 Total Revenues of $79.2 Million, Up by 23%

Weston, FL, July 31, 2012 — Ultimate Software (Nasdaq: ULTI), a leading cloud provider of people management solutions, announced today its financial results for the second quarter of 2012. For the quarter ended June 30, 2012, Ultimate reported recurring revenues of $64.6 million, a 24% increase, and total revenues of $79.2 million, a 23% increase, both compared with 2011’s second quarter. GAAP net income for the second quarter of 2012 was $2.7 million, or $0.09 per diluted share, versus GAAP net income of $0.9 million, or $0.03 per diluted share, for the second quarter of 2011.

Non-GAAP net income, which excludes stock-based compensation and amortization of acquired intangible assets, was $5.9 million, or $0.21 per diluted share, for the second quarter of 2012 compared with non-GAAP net income of $3.8 million, or $0.14 per diluted share, for the second quarter of 2011. See “Use of Non-GAAP Financial Information” below.

“We again executed according to plan for both our recurring and total revenues in this year's second quarter. Our customer retention rate remained consistent at greater than 96%, and our operating margin was on the positive side of our 10.0% target at 13.0%,” said Scott Scherr, CEO, president, and founder of Ultimate. “Our new Enterprise and Workplace customers continued to attach talent management products to their core purchases, and we continued our penetration into the Canadian market, signing our largest Canada-based customer to date."

Ultimate's financial results teleconference will be held today, July 31, 2012, at 5:00 p.m. Eastern Time, through Vcall at http://www.investorcalendar.com/IC/CEPage.asp?ID=167837. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player or Real Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

•
Recurring revenues grew by 24% for the second quarter of 2012 compared with 2011's second quarter. The increase was primarily attributable to revenue growth from our Software-as-a-Service ("SaaS") offering. Recurring revenues for the second quarter of 2012 were 82% of total revenues as compared with 81% of total revenues for the same period of last year.

•	The operating income (or operating margin), on a non-GAAP basis, for the second quarter of 2012 was $10.3 million, or 13.0%, as compared with $6.6 million, or 10.3%, for the same period last year.

•	Ultimate's annualized retention rate exceeded 96% for its existing recurring revenue customer base as of June 30, 2012.

•
The combination of cash, cash equivalents, and marketable securities was $73.1 million as of June 30, 2012, compared with $55.3 million as of December 31, 2011. Cash flows from operating activities for the quarter ended June 30, 2012, were $8.3 million, compared with $6.4 million for the same period last year. For the six months ended June 30, 2012, Ultimate generated $22.7 million in cash from operations compared with $15.2 million for the six months ended June 30, 2011.

•	Days sales outstanding were 62 days at June 30, 2012, representing a reduction of nine days compared with days sales outstanding at December 31, 2011.

Financial Outlook

Ultimate provides the following financial guidance for the third quarter ending September 30, 2012, and full year 2012:

For the third quarter of 2012:

•	Recurring revenues of approximately $68.0 million,

•	Total revenues of approximately $84.0 million, and

•	Operating margin, on a non-GAAP basis (discussed below), of approximately 16%.

For the year 2012:

•	Recurring revenues to increase by approximately 25% over 2011,

•	Total revenues to increase by approximately 23% over 2011, and

•	Operating margin, on a non-GAAP basis (discussed below), of approximately 15%.

Operating margin expectations were determined on a non-GAAP basis using the methodologies identified under the caption “Use of Non-GAAP Financial Information” in this press release. Non-cash stock-based compensation expense for 2012 is expected to be approximately $20.0 million.

Forward-Looking Statements

Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause Ultimate’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in Ultimate’s quarterly operating results, concentration of Ultimate’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in Ultimate’s filings with the Securities and Exchange Commission. Ultimate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate

Ultimate is a leading SaaS provider of people management solutions, with more than 7,000,000 people records in the cloud. Built on the belief that people are the most important ingredient of any business, Ultimate's award-winning UltiPro delivers HR, payroll, and talent management solutions that seamlessly connect people with the information and resources they need to work more effectively. Founded in 1990, the company is headquartered in Weston, Florida, and has more than 1,400 professionals focused on developing the highest quality solutions and services. In 2012, Ultimate was ranked #25 on FORTUNE'S “100 Best Companies to Work For” list. Ultimate has more than 2,300 customers with employees in 115 countries, including Adobe Systems Incorporated, The Container Store, Culligan International, Major League Baseball, The New York Yankees Baseball Team, and Texas Roadhouse. More information on Ultimate's products and services for people management can be found at www.ultimatesoftware.com.

UltiPro is a registered trademark of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact: Mitchell K. Dauerman
Chief Financial Officer and Investor Relations
Phone: 954-331-7369
Email: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
Revenues:
Recurring	$64,636	$52,002	$125,509	$101,950
Services	14,010	11,761	31,034	25,490
License	531	442	915	1,270
Total revenues	79,177	64,205	157,458	128,710
Cost of revenues:
Recurring	19,235	15,543	38,339	30,236
Services	14,843	12,104	31,366	26,033
License	120	100	208	273
Total cost of revenues	34,198	27,747	69,913	56,542
Gross profit	44,979	36,458	87,545	72,168
Operating expenses:
Sales and marketing	17,472	15,524	36,109	32,647
Research and development	15,989	12,370	31,685	24,337
General and administrative	6,126	5,762	12,271	11,375
Total operating expenses	39,587	33,656	80,065	68,359
Operating income	5,392	2,802	7,480	3,809
Other (expense) income:
Interest and other expense	(101)	(143)	(176)	(301)
Other income, net	30	26	43	60
Total other expense, net	(71)	(117)	(133)	(241)
Income before income taxes	5,321	2,685	7,347	3,568
Provision for income taxes	(2,668)	(1,792)	(3,670)	(2,347)
Net income	$2,653	$893	$3,677	$1,221
Net income per share:
Basic	$0.10	$0.03	$0.14	$0.05
Diluted	$0.09	$0.03	$0.13	$0.04
Weighted average shares outstanding:
Basic	26,655	25,837	26,524	25,716
Diluted	28,281	27,863	28,194	27,804

The following table sets forth the stock-based compensation expense resulting from stock-based arrangements (excluding the income tax effect, or “gross”) and the amortization of acquired intangibles that are recorded in Ultimate’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
Stock-based compensation expense:
Cost of recurring revenues	$638	$350	$1,151	$679
Cost of services revenues	665	371	1,166	747
Sales and marketing	1,772	1,713	3,446	3,510
Research and development	692	410	1,316	794
General and administrative	1,096	925	2,138	1,889
Total non-cash stock-based compensation expense	$4,863	$3,769	$9,217	$7,619
Amortization of acquired intangibles:
General and administrative	$—	$28	$—	$56

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
	As of	As of
	June 30,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$62,612	$46,149
Investments in marketable securities	9,439	7,584
Accounts receivable, net	53,667	56,186
Prepaid expenses and other current assets	25,580	22,944
Deferred tax assets, net	1,310	1,277
Total current assets before funds held for clients	152,608	134,140
Funds held for clients	157,684	118,660
Total current assets	310,292	252,800
Property and equipment, net	32,886	24,486
Capitalized software, net	1,090	1,765
Goodwill	3,025	3,025
Investments in marketable securities	1,076	1,546
Other assets, net	15,802	15,056
Deferred tax assets, net	19,886	20,142
Total assets	$384,057	$318,820
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,642	$6,265
Accrued expenses	15,299	11,589
Deferred revenue	82,732	83,416
Capital lease obligations	3,078	2,694
Other borrowings	2,413	—
Total current liabilities before client fund obligations	111,164	103,964
Client fund obligations	157,684	118,660
Total current liabilities	268,848	222,624
Deferred revenue	2,118	3,147
Deferred rent	2,995	3,384
Capital lease obligations	2,591	2,175
Other borrowings	2,928	—
Income taxes payable	1,866	1,866
Total liabilities	281,346	233,196
Stockholders’ equity:
Preferred Stock, $.01 par value	—	—
Series A Junior Participating Preferred Stock, $.01 par value	—	—
Common Stock, $.01 par value	307	302
Additional paid-in capital	255,584	242,100
Accumulated other comprehensive loss	(136)	(57)
Accumulated deficit	(44,294)	(47,971)
	211,461	194,374
Treasury stock, at cost	(108,750)	(108,750)
Total stockholders’ equity	102,711	85,624
Total liabilities and stockholders’ equity	$384,057	$318,820

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Six Months Ended
	June 30,
	2012	2011
Cash flows from operating activities:
Net income	$3,677	$1,221
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	6,352	5,743
Provision for doubtful accounts	411	1,115
Non-cash stock-based compensation expense	9,217	7,619
Income taxes	3,525	2,290
Excess tax benefits from employee stock plan	(3,302)	(1,713)
Changes in operating assets and liabilities:
Accounts receivable	2,108	(278)
Prepaid expenses and other current assets	(1,511)	(4,094)
Other assets	(746)	(689)
Accounts payable	1,377	1,693
Accrued expenses and deferred rent	3,321	2,379
Deferred revenue	(1,713)	(85)
Net cash provided by operating activities	22,716	15,201
Cash flows from investing activities:
Purchases of marketable securities	(7,385)	(7,700)
Maturities of marketable securities	5,997	8,269
Net purchases of client funds securities	(39,024)	(92,593)
Purchases of property and equipment	(7,448)	(7,609)
Net cash used in investing activities	(47,860)	(99,633)
Cash flows from financing activities:
Repurchases of Common Stock	–	(7,925)
Net proceeds from issuances of Common Stock	5,298	7,407
Excess tax benefits from employee stock plan	3,302	1,713
Shares acquired to settle employee tax withholding liability	(4,328)	(3,631)
Principal payments on capital lease obligations	(1,613)	(1,432)
Net increase in client fund obligations	39,024	92,593
Net cash provided by financing activities	41,683	88,725
Effect of foreign currency exchange rate changes on cash	(76)	52
Net increase in cash and cash equivalents	16,463	4,345
Cash and cash equivalents, beginning of period	46,149	40,889
Cash and cash equivalents, end of period	$62,612	$45,234
Supplemental disclosure of cash flow information:
Cash paid for interest	$138	$126
Cash paid for income taxes	$272	$395
Supplemental disclosure of non-cash financing activities:
Ultimate entered into capital lease obligations to acquire new equipment totaling $2.4 million and $1.4 million for the six months ended June 30, 2012 and 2011, respectively.
Ultimate purchased perpetual licenses with third-party vendors, totaling $6.5 million, payable over a three year period, of which payments totaling $2.3 million were made during the six months ended June 30, 2012.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
Non-GAAP operating income reconciliation:
Operating income	$5,392	$2,802	$7,480	$3,809
Operating income, as a % of total revenues	6.8%	4.4%	4.8%	3.0%
Add back:
Non-cash stock-based compensation expense	4,863	3,769	9,217	7,619
Non-cash amortization of acquired intangible assets	—	28	—	56
Non-GAAP operating income	$10,255	$6,599	$16,697	$11,484
Non-GAAP operating income, as a % of total revenues	13.0%	10.3%	10.6%	8.9%
Non-GAAP net income reconciliation:
Net income	$2,653	$893	$3,677	$1,221
Add back:
Non-cash stock-based compensation expense	4,863	3,769	9,217	7,619
Non-cash amortization of acquired intangible assets	—	28	—	56
Income tax effect	(1,608)	(867)	(3,286)	(2,262)
Non-GAAP net income	$5,908	$3,823	$9,608	$6,634
Non-GAAP net income, per diluted share, reconciliation: (1)
Net income, per diluted share	$0.09	$0.03	$0.13	$0.04
Add back:
Non-cash stock-based compensation expense	0.17	0.14	0.33	0.27
Non-cash amortization of acquired intangible assets	—	—	—	0.01
Income tax effect	(0.05)	(0.03)	(0.12)	(0.08)
Non-GAAP net income, per diluted share	$0.21	$0.14	$0.34	$0.24
Shares used in calculation of GAAP and non-GAAP net income per share:
Basic	26,655	25,837	26,524	25,716
Diluted	28,281	27,863	28,194	27,804
(1) The non-GAAP net income per diluted share reconciliation is calculated on a diluted weighted average share basis for GAAP net income periods.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Ultimate’s financial condition and results of operations. Ultimate’s management uses these non-GAAP results to compare Ultimate’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to Ultimate’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, Ultimate presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in Ultimate’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income, non-GAAP net income and non-GAAP net income, per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation expense. Ultimate’s non-GAAP financial measures exclude stock-based compensation expense, which consists of expenses for stock options and stock and stock unit awards recorded in accordance with Accounting Standards Codification 718, “Compensation – Stock Compensation.” For the three and six months ended June 30, 2012, stock-based compensation expense was $4.9 million and $9.2 million, respectively, on a pre-tax basis. For the three and six months ended June 30, 2011, stock-based compensation expense was $3.8 million and $7.6 million, respectively, on a pre-tax basis. Stock-based compensation expense is excluded from the non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates the comparison of results of ongoing operations for current and future periods with such results from past periods. For GAAP net income periods, non-GAAP reconciliations are calculated on a diluted weighted average share basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. There was no amortization of acquired intangible assets for the three and six months ended June 30, 2012. For the three and six months ended June 30, 2011, the amortization of acquired intangible assets was $28 thousand and $56 thousand, respectively. Amortization of acquired intangible assets is excluded from Ultimate’s non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.